UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) December 8, 2004
                                                        ------------------------

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

                     1-12386                            13-3717318
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            (Commission File Number)         (IRS Employer Identification No.)

           One Penn Plaza, Suite 4015
               New York, New York                                 10119-4015
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    (Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.     Entry into a Material Definitive Agreement.

On December 3, 2004, Lexington Corporate Properties Trust (the "Trust") filed a current report on Form 8-K disclosing, among other things, that it entered into an Underwriting Agreement, dated as of December 2, 2004, between Bear, Stearns & Co. Inc., as sole underwriter, on the one hand, and the Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other, with respect to the offering of 2,700,000 shares of the Trust's 6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per preferred share ("Preferred Shares"), and up to an additional 400,000 Preferred Shares pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-109393), as amended and supplemented by a prospectus supplement dated December 3, 2004 (the "Prospectus"). On December 8, 2004, the Trust closed on the offer and sale of 2,700,000 Preferred Shares (the "Sale").

LCIF Amendment
--------------

On December 8, 2004, Lex GP-1 Trust, a wholly-owned subsidiary of the Trust and general partner of Lepercq Corporate Income Fund L.P. ("LCIF"), entered into the Fifth Amendment (the "LCIF Amendment") to the Fifth Amended and Restated Limited Partnership Agreement of LCIF, dated as of December 31, 1996, as amended by Amendment No. 1 thereto dated as of December 31, 2000, by First Amendment thereto effective as of June 19, 2003, by Second Amendment thereto effective as of June 30, 2003, by Third Amendment thereto effective as of December 31, 2003, and by Fourth Amendment thereto effective as of October 28, 2004.

The purpose of the LCIF Amendment is to reflect the issuance of Series C Preferred Units of LCIF (the "LCIF Preferred Units) to Lex LP-1 Trust, a wholly-owned subsidiary of the Trust ("LP-1"), in consideration of the contribution by the Trust to LCIF of a portion of the net proceeds of the Sale.

Attached as Exhibit 10.1 to this Form 8-K (and incorporated herein by reference) is a copy of the LCIF Amendment.

LCIF II Amendment
-----------------

On December 8, 2004, Lex GP-1 Trust, a wholly-owned subsidiary of the Trust and general partner of Lepercq Corporate Income Fund II L.P. ("LCIF II"), entered into the Third Amendment (the "LCIF II Amendment") to the Second Amended and Restated Limited Partnership Agreement of LCIF II, dated as of August 27, 1998, as amended by First Amendment thereto effective as of June 19, 2003, and by Second Amendment thereto effective as of June 30, 2003.

The purpose of the LCIF II Amendment is to reflect the issuance of Series C Preferred Units of LCIF II (the "LCIF II Preferred Units) to LP-1, in consideration of the contribution by the Trust to LCIF II of a portion of the net proceeds of the Sale.

Attached as Exhibit 10.2 to this Form 8-K (and incorporated herein by reference) is a copy of the LCIF II Amendment.

Net 3 Amendment
---------------

On December 8, 2004, Lex GP-1 Trust, a wholly-owned subsidiary of the Trust and general partner of Net 3 Acquisition L.P. ("Net 3"), entered into the Fourth Amendment (the "Net 3 Amendment") to the Amended and Restated Limited Partnership Agreement of Net 3, dated as of November 28, 2001, as amended by First Amendment thereto effective as of November 28, 2001, by Second Amendment thereto effective as of June 19, 2003, and by Third Amendment thereto effective as of June 30, 2003.

The purpose of the Net 3 Amendment is to reflect the issuance of Series C Preferred Units of Net 3 (the "Net 3 Preferred Units) to LP-1, in consideration of the contribution by the Trust to Net 3 of a portion of the net proceeds of the Sale.

Attached as Exhibit 10.3 to this Form 8-K (and incorporated herein by reference) is a copy of the Net 3 Amendment.

Item 3.02.     Unregistered Sales of Equity Securities.

LCIF Preferred Units
--------------------

In connection with the Sale and the LCIF Amendment, LCIF issued 1,891,016 LCIF Preferred Units in consideration of the contribution of $92,068,820.50. The issuance of the LCIF Preferred Units was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), as a transaction not involving a public offering of securities. The terms of conversion of the LCIF Preferred Units are similar to those granted to holders of the Preferred Shares and are further described in Exhibit 10.1 hereto and the Prospectus.

LCIF II Preferred Units
-----------------------

In connection with the Sale and the LCIF II Amendment, LCIF II issued 439,507 LCIF II Preferred Units in consideration of the contribution of $21,398,510.06. The issuance of the LCIF II Preferred Units was exempt from registration under
Section 4(2) of the Securities Act as a transaction not involving a public offering of securities. The terms of conversion of the LCIF II Preferred Units are similar to those granted to holders of the Preferred Shares and are further described in Exhibit 10.2 hereto and the Prospectus.

Net 3 Preferred Units
---------------------

In connection with the Sale and the Net 3 Amendment, Net 3 issued 369,477 Net 3 Preferred Units in consideration of the contribution of $17,988,919.44. The issuance of the Net 3 Preferred Units was exempt from registration under Section 4(2) of the Securities Act as a transaction not involving a public offering of securities. The terms of conversion of the Net 3 Preferred Units are similar to those granted to holders of the Preferred Shares and are further described in Exhibit 10.3 hereto and the Prospectus.

Item 9.01.     Financial Statements and Exhibits.

              (a) Not applicable

              (b) Not applicable

              (c) Exhibits

                  10.1       LCIF Amendment
                  10.2       LCIF II Amendment
                  10.3       Net 3 Amendment


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Lexington Corporate Properties Trust


Date: December 14, 2004                By: /s/ Patrick Carroll
                                          ------------------------------------
                                          Patrick Carroll
                                          Chief Financial Officer


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                                  Exhibit Index
                                  -------------

       Exhibit Number                                     Description

            10.1                                 LCIF Amendment

            10.2                                 LCIF II Amendment

            10.3                                 Net 3 Amendment